UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

MEDWORTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35984	46-1970047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell Avenue Suite 943
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 347-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2013, the registration statement on Form S-1 (File No. 333-188706) (the “Original Registration Statement”) for the initial public offering (the “IPO”) of MedWorth Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. The Company also filed, on June 27, 2013, a registration statement on Form S-1 (File No. 333-189623) under Rule 462(b) under the Securities Act of 1933, as amended, which increased the shares of common stock, $0.0001 par value (the “Common Stock”), offered in the IPO by 10% and which became effective immediately upon filing.

In connection with the IPO, the Company entered into the following agreements:

•	An Underwriting Agreement between the Company and EarlyBird Capital, Inc.;
•	An Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company;
•	A Stock Escrow Agreement among the Company, Continental Stock Transfer & Trust Company and each initial stockholder of the Company;
•	A Registration Rights Agreement between the Company and each initial stockholder of the Company;
•	Letter Agreements with each of the Company’s officers, directors and initial stockholders;
•	Subscription Agreements between the Company, Broad and Cassel (as escrow agent) and each subscriber for shares of Common Stock to be purchased in a private placement to close concurrently with the IPO (the “Sponsors’ Shares”) and
•	A First Review Agreement among the Registrant, Allied Medical Supply, Inc. and Anthony Minnuto.

The terms of the foregoing agreements are described in the Original Registration Statement and such descriptions are incorporated herein by reference. Reference is also hereby made to the complete text of the foregoing agreements, which are filed as exhibits to this Current Report on Form 8-K or were filed with the Original Registration Statement and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 25, 2013, the Company filed in the State of Delaware an Amended and Restated Certificate of Incorporation to include certain provisions that will apply prior to the Company’s consummation of an initial business combination. The Amended and Restated Certificate of Incorporation provides, among other things, that:

•	prior to the consummation of the Company’s initial business combination, the Company shall seek stockholder approval of the initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable and interest income);

•	the Company will consummate the initial business combination only if it has net tangible assets of at least $5,000,001 upon such consummation and a majority of the outstanding shares of Common Stock voted are voted in favor of the business combination;
•	if the Company’s initial business combination is not consummated within 18 months from the date of its final prospectus, then the Company will distribute all amounts in the trust account and any net assets remaining outside the trust account (subject to the Company’s obligations under Delaware law to provide for claims of creditors and the Company’s obligation to redeem outstanding shares of its Common Stock at par value) on a pro rata basis to all of its public stockholders and will cease operations except for the purpose of winding up the business;
•	the Company may not consummate any other business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to its initial business combination; and
•	prior to the Company’s initial business combination, it may not issue (i) any shares of Common Stock or any securities convertible into Common Stock, (ii) any securities that participate in any manner in the proceeds of the trust account, or (iii) any securities that vote as a class with the Common Stock sold in the initial public offering on its initial business combination.

The above description of the Amended and Restated Certificate of Incorporation is not complete and is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated June 26, 2013 by and between the Registrant and EarlyBirdCapital, Inc.*
1.2	Merger and Investment Banking Agreement dated June 26, 2013 by and between the Registrant and EarlyBirdCapital, Inc.*
3.1	Amended and Restated Certificate of Incorporation dated June 25, 2013.*
10.1	Letter Agreement from Anthony Minnuto.*
10.2	Letter Agreement from Charles F. Fistel.*
10.3	Letter Agreement from Stephen B. Cichy.*
10.4	Letter Agreement from John J. Delucca.*
10.5	Letter Agreement from Jeffrey A. Rein.*
10.6	Letter Agreement from Robert G. Savage.*
10.7	Letter Agreement from Howard I. Schwartz, M.D.*

10.8	Investment Management Trust Agreement dated June 26, 2013 between Continental Stock Transfer & Trust Company and the Registrant.*
10.9	Stock Escrow Agreement dated June 26, 2013 among the Registrant, Continental Stock Transfer & Trust Company and holders of Founders’ shares.*
10.10	Promissory Note dated June 25, 2013 payable to Anthony Minnuto.*
10.11	Subscription Agreement among the Registrant, Broad and Cassel and Anthony Minnuto.**
10.12	Subscription Agreement among the Registrant, Broad and Cassel and Charles F. Fistel.**
10.13	Subscription Agreement among the Registrant, Broad and Cassel and Stephen B. Cichy.**
10.14	Subscription Agreement among the Registrant, Broad and Cassel and Anthony Minnuto.*
10.15	Subscription Agreement among the Registrant, Broad and Cassel and Jeffrey A. Rein.*
10.16	Registration Rights Agreement among the Registrant and the holders of Founders’ Shares and Sponsors’ Shares.*
10.17	First Review Agreement among the Registrant, Allied Medical Supply, Inc. and Anthony Minnuto.*

* Filed herewith.

** Incorporated by reference from the Registrant Registration Statement on Form S-1 (File No. 333-188706).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDWORTH ACQUISITION CORP.

Date: July 1, 2013	By:	/s/ Charles F. Fistel
Charles F. Fistel Chief Executive Officer and Chief Financial Officer

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